TAXATION	12 Months Ended
Dec. 31, 2021
TAXATION
TAXATION

11. TAXATION

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

iHuman Online is incorporated in Hong Kong and is subject to Hong Kong Profits Tax, which is currently imposed at the rate of 16.5%, with half-rate of 8.25% that may be applied for the first HK$2 million of assessable profits for years of assessment beginning on or after April 1, 2018. No provision for Hong Kong profits tax was made in the consolidated financial statements as iHuman Online had no assessable income for any of the periods presented.

11. TAXATION (Continued)

PRC

Effective from January 1, 2008, the PRC’s statutory, Enterprise Income Tax (“EIT”) rate is 25%. In accordance with the implementation rules of EIT Law, a qualified “High and New Technology Enterprise” (“HNTE”) is eligible for a preferential tax rate of 15% and a “Software Enterprise” (“SE”) is entitled to a two-year income tax exemption starting from the first profit making year, followed by a reduction of half the applicable tax rate for the subsequent three years. The HNTE certificate is effective for a period of three years. An entity must file required supporting documents with the tax authority and ensure fulfillment of the relevant HNTE criteria before using the preferential rate. An entity could re-apply for the HNTE certificate when the prior certificate expires. The SE is subject to relevant governmental authorities’ annual assessment based on self-assessment supporting documents filed with the tax authorities each year.

Tianjin Hongen is qualified as SE and is entitled to an exemption from the enterprise income tax for two years beginning from 2020, and a reduced tax rate of 12.5% for the subsequent three years. The qualification as a SE is subject to annual evaluation by the relevant authorities in China. In 2021, Tianjin Hongen was granted HNTE certificate and is also entitled to a preferential tax rate of 15% for three years starting from 2021. The Group expects to adopt the tax exemption as SE in the Annual Filing of Enterprise Income Taxes for the fiscal year of 2021 that would be completed in May 2022.

In 2019, Beijing Jinhongen was qualified as a small and micro-sized enterprise, and it was eligible for 75% reduction for its first RMB1,000 of annual taxable income, and 50% of reduction for its annual taxable income between RMB1,000 and RMB3,000. Therefore, Beijing Jinhongen was subject to the applicable tax rate of 20% in 2019. In 2020 and 2021, Beijing Jinhongen was subject to the 25% EIT rate.

The other PRC subsidiaries and consolidated VIE and VIE’s subsidiaries are subject to the 25% EIT rate.

Dividends, interests, rent or royalties payable by the Company’s PRC subsidiaries, to non-PRC resident enterprises, and proceeds from any such non-resident enterprise investor’s disposition of assets (after deducting the net value of such assets) shall be subject to 10% withholding tax, unless the respective non-PRC resident enterprise’s jurisdiction of incorporation has a tax treaty or arrangements with China that provides for a reduced withholding tax rate or an exemption from withholding tax.

To the extent that the PRC subsidiaries and VIE and its subsidiaries have undistributed earnings, the Group will accrue appropriate expected withholding tax associated with repatriation of such undistributed earnings. As of December 31, 2020 and 2021, the Group did not record any withholding tax as the PRC entities were still in accumulated deficit position.

The current and deferred components of income tax expense appearing in the consolidated statements of comprehensive loss are as follows:

	For the year ended
	December 31,
	2019	2020	2021	2021
	RMB	RMB	RMB	US$
Current income tax expenses (benefits)	1,364	466	(145)	(23)
Deferred income tax expenses	—	—	—	—
Total income tax expenses (benefits)	1,364	466	(145)	(23)

11. TAXATION (Continued)

A reconciliation of the differences between the statutory tax rate and the effective tax rate for enterprise income tax is as follows:

	For the year ended December 31,
	2019	2020	2021	2021
	RMB	RMB	RMB	US$
Loss before income tax	(274,233)	(37,010)	(37,196)	(5,837)
Income tax computed at the PRC statutory tax rate of 25%	(68,558)	(9,253)	(9,299)	(1,459)
Effect of differing tax rates in different jurisdictions	—	1,596	5,232	821
Effect of tax rate changes on deferred taxes	—	50,950	—	—
Research and development super‑deduction	(8,774)	(12,707)	(31,855)	(4,999)
Shared‑based compensation expenses	67,635	19,913	3,223	506
Non‑deductible expenses	554	3,678	1,656	260
Effect of PRC preferential tax rates and tax holiday	—	(22,458)	(43,974)	(6,900)
Change in valuation allowance	10,342	(31,269)	75,192	11,799
Others	165	16	(320)	(51)
Income tax expenses	1,364	466	(145)	(23)

Income tax expense related to the Offline Business is included in above effective tax rate reconciliation, in particular, deferred tax items not preserved due to Onshore Restructuring are included in above “valuation allowance” in the amount of RMB(924) for the year ended December 31, 2019.

Deferred tax

The significant components of the Group’s deferred tax assets are as follows:

	As of December 31,
	2020	2021	2021
	RMB	RMB	US$
Deferred tax assets
Tax loss carry forward	6,520	50,497	7,924
Deferred revenue and customer advances	721	30,984	4,862
Lease liabilities recognized under ASC 842	1,630	7,498	1,177
Others	383	964	151
Less: valuation allowance	(7,624)	(82,816)	(12,996)
	1,630	7,127	1,118
Deferred tax liabilities
ROU assets recognized under ASC 842	(1,630)	(7,127)	(1,118)
	(1,630)	(7,127)	(1,118)
Presentation in the consolidated balance sheets
Deferred tax assets, net	—	—	—
Deferred tax liabilities, net	—	—	—
Net deferred tax assets, net	—	—	—

11. TAXATION (Continued)

The Company operates through its WFOE, VIE and the VIE’s subsidiaries and valuation allowance is considered on an individual entity basis. The Group recorded valuation allowance against deferred tax assets of those entities that were in a three year cumulative financial loss as of December 31, 2020 and 2021. In making such determination, the Company also evaluated a variety of factors including the Company’s operating history, accumulated deficit, forecasting profits, existence of taxable temporary differences and reversal periods.

As of December 31, 2021, the Group had taxable losses of approximately RMB201,701 (US$31,651) mainly deriving from entities in the PRC. The tax losses in the PRC can be carried forward for five years to offset future taxable profit. The tax losses of entities in the PRC will begin to expire in 2022, if not utilized.

Unrecognized tax benefit

The Group evaluated its income tax uncertainty under ASC 740. ASC 740 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. The Group elects to classify interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of comprehensive loss. As of and for the years ended December 31, 2019, 2020 and 2021, there were no significant impact from tax uncertainties on the Group’s financial position and result of operations. The Group does not expect the amount of unrecognized tax benefits would increase significantly in the next 12 months.

In general, the PRC tax authority has up to five years to conduct examinations of the tax filings. Accordingly, as of December 31, 2021, the tax years ended December 31, 2016 through period ended as of the reporting date for the Company’s PRC entities remain open to examination by the PRC tax authorities.